Exhibit 99.2

UNAUDITED PRO FORMA COMBINED FINANCIAL STATEMENTS

The following Unaudited Pro Forma Condensed Combined Statement of Operations for the year ended December 31, 2007and the nine months ended September 30, 2008 have been prepared to give effect to the purchase by OMNI Energy Services Corp. (the “Company”) of certain assets of B.E.G. Liquid Mud Services Corp. (“BEG”) as of January 18, 2008 and the acquisition of Industrial Lift Truck and Equipment Co., Inc. (“ILT”) effective April 23, 2008. The Company had two other acquisitions during 2007, BMJ Industrial Investments, L.L.C. and its wholly-owned subsidiary, Charles Holston, Inc. (collectively “CHI”) on March 2, 2007 and the purchase of certain assets of Cypress Consulting Services, Inc. d/b/a Cypress Energy (“Cypress Energy”). The pro forma information provided herein has been prepared to assist investors and readers of our financial statements in understanding what our combined results could be on an annual basis had the acquisitions of BEG, ILT, CHI and Cypress Energy occurred on January 1, 2007.

The pro forma financial statements give pro forma effect to (i) the acquisition of certain assets of BEG; (ii) the acquisition of ILT; (iii) the acquisition of CHI; and (iv) the acquisition of certain assets of Cypress Energy, as if the acquisitions had occurred on January 1, 2007. The financial information for ILT has been combined in the pro forma financial statements to reflect the acquisition of the entity’s common stock from the selling shareholders. The financial information for BEG has been combined in the pro forma financial statements to reflect the acquisition of certain assets.

The unaudited pro forma information is based upon available information and certain assumptions and adjustments, described in the accompanying notes, that the Company believes are reasonable in the circumstances. Pro forma adjustments are applied to the historical financial statements of the Company, CHI, Cypress Energy, BEG and ILT. The unaudited pro forma financial statements do not purport to represent what our results of operations actually would have been if the events described above had occurred as of the dates indicated or what our results will be in future periods. The acquisitions of CHI, Cypress Energy, BEG and ILT are accounted for under the purchase method of accounting. The purchase price allocation, related to certain assets of BEG, among the assets and liabilities acquired and the assignment of lives to the intangible assets are preliminary and subject to further evaluation, as the Company has not yet finalized its valuation and its allocation of the purchase price to the assets and liabilities acquired. The purchase price allocation, related to ILT, among the assets acquired and the assignment of lives to the intangible assets are preliminary and subject to further evaluation, as the Company has not yet finalized its valuation and its allocation of the purchase price to the assets acquired.

The pro forma financial statements should be read in conjunction with the Company’s historical consolidated financial statements and related notes thereto and Management’s Discussion and Analysis of Financial Condition and Results of Operations included in the Company’s Annual Report on Form 10-K, for the year ended December 31, 2007.

OMNI Energy Services Corp.

Pro Forma Condensed Combined Statement of Operations

For the year ended December 31, 2007

(In thousands, except per share data)

(unaudited)

	OMNI	CHI	Pro Forma Adjustments	Pro Forma Consolidated OMNI
Operating revenues
Sales and services	$140,696	$4,642	$—	$145,338
Rentals	31,783	—	—	31,783

Total operating revenue	172,479	4,642	—	177,121

Operating expenses:
Direct costs
Sales and services	95,703	3,388	—	99,091
Rentals	14,549	—	—	14,549
Depreciation and amortization	10,761	377	—	11,138
General and administrative expenses	28,117	487	—	28,604

Total operating expenses	149,130	4,252	—	153,382

Operating income	23,349	390	—	23,739
Interest expense	(6,936)	(13)	(255)	(7,204)
Loss on debt extinguishment	(1,100)	—	—	(1,100)
Other income (expense), net	360	20	—	380

Income from before income taxes	15,673	397	(255)	15,815
Income tax (expense) benefit	(5,504)	—	(55)	(5,559)

Net Income (loss)	10,169	397	(310)	10,256
Dividends on preferred stock	(503)	—	—	(503)
Non-cash charge attributable to beneficial conversion feature of preferred stock	(255)	—	—	(255)

Net income (loss) available to common stockholders	$9,411	$397	$(310)	$9,498

Basic income per share:
Net income available to common stockholders	$0.52			$0.53

Diluted income per share:
Net income available to common stockholders	$0.40			$0.40

Weighted average common shares outstanding:
Basic	18,077	—		18,077
Diluted	25,634	72		25,706

See Notes to Unaudited Pro Forma Financial Statements

OMNI Energy Services Corp.

Pro Forma Condensed Combined Statement of Operations

For the year ended December 31, 2007

(In thousands, except per share data)

(unaudited)

	Pro Forma Consolidated OMNI	Cypress Energy	Pro Forma Adjustments	Pro Forma Consolidated OMNI
Operating revenues:
Sales and services	$145,338	$4,485	$141	$149,964
Rentals	31,783	—	—	31,783

Total operating revenue	177,121	4,485	141	181,747

Operating expenses:
Direct costs
Sales and services	99,091	3,682	154	102,927
Rentals	14,549	—	—	14,549
Depreciation and amortization	11,138	77	121	11,336
General and administrative expenses	28,604	166	(13)	28,757

Total operating expenses	153,382	3,925	262	157,569

Operating income (loss)	23,739	560	(121)	24,178
Interest expense	(7,204)	(89)	—	(7,293)
Gain on debt extinguishment	(1,100)	—	—	(1,100)
Other income (expense), net	380	(40)	(9)	331

Income before income taxes	15,815	431	(130)	16,116
Income tax (expense) benefit	(5,559)	—	(115)	(5,674)

Net income (loss)	10,256	431	(245)	10,442
Dividends on preferred stock	(503)	—	—	(503)
Non-cash charge attributable to beneficial conversion feature of preferred stock	(255)	—	—	(255)

Net income (loss) available to common stockholders	$9,498	$431	$(245)	$9,684

Basic income per share:
Net income available to common stockholders	$0.53			$0.54

Diluted income per share:
Net income available to common stockholders	$0.40			$0.41

Weighted average common shares outstanding:
Basic	18,077			18,077
Diluted	25,706			25,706

See Notes to Unaudited Pro Forma Financial Statements

OMNI Energy Services Corp.

Pro Forma Condensed Combined Statements of Operations

For the year ended December 31, 2007

(In thousands, except per share data)

(unaudited)

	Pro Forma Consolidated OMNI	BEG	Pro Forma Adjustments	Pro Forma Consolidated OMNI
Operating revenues:
Sales and services	$149,964	$11,655	$—	$161,619
Rentals	31,783	—	—	31,783

Total operating revenue	$181,747	$11,655	$—	$193,402

Operating expenses:
Direct costs
Sales and services	102,927	7,617	—	110,544
Rentals	14,549	—	—	14,549
Depreciation and amortization	11,336	122	978	12,436
General and administrative expenses	28,757	822	—	29,579

Total operating expenses	157,569	8,561	978	167,108

Operating income (loss)	24,178	3,094	(978)	26,294
Interest expense	(7,293)	—	(712)	(8,005)
Gain on debt extinguishment	(1,100)	—	—	(1,100)
Other income (expense), net	331	19	—	350

Income (loss) before income taxes	16,116	3,113	(1,690)	17,539
Income tax (expense) benefit	(5,674)	—	(548)	(6,222)

Net income (loss)	10,442	3,113	(2,238)	11,317
Dividends on preferred stock	(503)	—	—	(503)
Non-cash charge attributable to beneficial conversion feature of preferred stock	(255)	—	—	(255)

Net income (loss) available to common stockholders	$9,684	$3,113	$(2,238)	$10,559

Basic income per share:
Net income available to common stockholders	$0.54			$0.58

Diluted income per share:
Net income available to common stockholders	$0.41			$0.44

Weighted average common shares outstanding:
Basic	18,077			18,077
Diluted	25,706			25,706

See Notes to Unaudited Pro Forma Financial Statements

OMNI Energy Services Corp.

Pro Forma Condensed Combined Statements of Operations

For the year ended December 31, 2007

(In thousands, except per share data)

(unaudited)

	Pro Forma Consolidated OMNI	ILT	Reclassifications (a)	Pro Forma Adjustments	Pro Forma Consolidated OMNI
Operating revenues:
Sales and services	$161,619	$8,535	$—	$—	$170,154
Rentals	31,783	5,294	—	—	37,077

Total operating revenue	$193,402	$13,829	$—	$—	$207,231

Operating expenses:
Direct costs
Sales and services	110,544	3,093	(25)	(31)	113,581
Rentals	14,549	1,918	(14)	(19)	16,434
Depreciation and amortization	12,436	3,215	—	(1,123)	14,528
General and administrative expenses	29,579	743	39	(243)	30,118

Total operating expenses	167,108	8,969	—	(1,416)	174,661

Operating income	26,294	4,860	—	1,416	32,570
Interest expense	(8,005)	(116)	—	(1,231)	(9,352)
Gain on debt extinguishment	(1,100)	—	—	—	(1,100)
Other income (expense), net	350	74	—	—	424

Income before income taxes	17,539	4,818	—	185	22,542
Income tax (expense) benefit	(6,222)	(1,850)	—	(75)	(8,147)

Net income	11,317	2,968	—	110	14,395
Dividends on preferred stock	(503)	—	—	—	(503)
Non-cash charge attributable to beneficial conversion feature of preferred stock	(255)	—	—	—	(255)

Net income available to common stockholders	$10,559	$2,968	$—	$110	$13,637

Basic income per share:
Net income available to common stockholders	$0.58				$0.71

Diluted income per share:
Net income available to common stockholders	$0.44				$0.56

Weighted average common shares outstanding:
Basic	18,077				18,077
Diluted	25,706				25,706

(a)	Reclassifications are presented to conform the presentation of ILT’s audited amounts to OMNI’s classifications.

See Notes to Unaudited Pro Forma Financial Statements

OMNI Energy Services Corp.

Pro Forma Condensed Combined Statements of Operations

For the nine months ended September 30, 2008

(In thousands, except per share data)

(unaudited)

	OMNI	BEG	Pro Forma Adjustments	Pro Forma Consolidated OMNI
Operating revenues:
Sales and services	$111,496	$391	$—	$111,887
Rentals	31,669	—	—	31,669

Total operating revenue	143,165	391	—	$143,556

Operating expenses:
Direct costs:
Sales and services	79,524	276	—	79,800
Rentals	15,945	—	—	15,945
Depreciation and amortization	9,776	4	41	9,821
General and administrative expenses	23,417	23	—	23,440

Total operating expenses	128,662	303	41	129,006

Operating income (loss)	14,503	88	(41)	14,550
Interest expense	(5,231)	—	(30)	(5,261)
Other income (expense), net	(137)	—	—	(137)

Income (loss) before income taxes	9,135	88	(71)	9,152
Income tax (expense) benefit	(3,688)	—	(7)	(3,695)

Net Income (loss)	5,447	88	(78)	5,457
Dividends on preferred stock	(367)	—	—	(367)

Net income (loss) available to common stockholders	$5,080	$88	$(78)	$5,090

Basic income (loss) per share:
Net income (loss) available to common stockholders	$0.26			$0.26

Diluted income (loss) per share:
Net income (loss) available to common stockholders	$0.21			$0.21

Weighted average common shares outstanding:
Basic	19,460			19,460
Diluted	26,384		71	26,455

See Notes to Unaudited Pro Forma Financial Statements

OMNI Energy Services Corp.

Pro Forma Condensed Combined Statements of Operations

For the nine months ended September 30, 2008

(In thousands, except per share data)

(unaudited)

	Pro Forma Consolidated OMNI	ILT	Pro Forma Adjustments	Pro Forma Consolidated OMNI
Operating revenues
Sales and services	$111,887	$2,789	$—	$114,676
Rentals	31,669	2,543		34,212

Total Operating Revenue	143,556	5,332	—	148,888

Operating expenses:
Direct costs:
Sales and services	79,800	1,495	(162)	81,133
Rentals	15,945	1,362	(148)	17,159
Depreciation and amortization	9,821	—	633	10,454
General and administrative expenses	23,440	425	(107)	23,758

Total operating expenses	129,006	3,282	216	132,504

Operating income (loss)	14,550	2,050	(216)	16,384
Interest expense	(5,261)	—	(411)	(5,672)
Other income (expense), net	(137)	61	—	(76)

Income (loss) before income taxes	9,152	2,111	(627)	10,636
Income tax (expense) benefit	(3,695)	8	(579)	(4,266)

Net income (loss)	5,457	2,119	(1,206)	6,370
Dividends on preferred stock	(367)	—	—	(367)

Net income (loss) available to common stockholders	$5,090	$2,119	$(1,206)	$6,003

Basic income (loss) per share:
Net income (loss) available to common stockholders	$0.26			$0.31

Diluted income (loss) per share:
Net income (loss) available to common stockholders	$0.21			$0.24

Weighted average common shares outstanding:
Basic	19,460			19,460
Diluted	26,455			26,455

See Notes to Unaudited Pro Forma Financial Statements

NOTES TO UNAUDITED PRO FORMA FINANCIAL STATEMENTS

Basis of Presentation

The combination will be accounted for using purchase method of accounting and amounts paid in excess of the fair values of assets acquired and liabilities assumed are recorded as goodwill. The Unaudited Pro Forma Condensed Combined Statements of Operations for the periods presented are comprised of OMNI Energy Services Corp. and Subsidiaries (“OMNI”) and the acquisitions of CHI, Cypress Energy, BEG and ILT as if these acquisitions occurred on January 1, 2007. Originally certain assets of Cypress Energy were purchased effective February 16, 2007 and CHI was acquired effective March 2, 2007. Certain assets of BEG were acquired on January 18, 2008. ILT was acquired effective April 23, 2008. Accordingly, the operations of Cypress Energy for periods subsequent to February 12, 2007 and the operations of CHI for periods subsequent to March 1, 2007 are included within the operations of OMNI. Additionally, the operations of BEG after January 18, 2008 are included within the operations of OMNI.

Total consideration for the purchase of BEG is comprised of cash and debt in exchange for certain assets and liabilities. In addition, at the time of closing, BEG was required to have on hand working capital in excess of $1.75 million. Working capital is defined as cash and accounts receivable less accounts payable. The following is a summary of the purchase price of BEG (in thousands):

Cash paid at closing to selling owners	$7,450
Amount held in escrow pending final reconciliation	500
Notes payable to former owners	4,000

$11,950

The allocation of the purchase price is based upon an assessment of the fair value of the assets and liabilities of BEG at January 18, 2008 which is as follows (in thousands):

Current assets	$2,514
Fixed assets	4,540
Other assets, including customer intangibles	5,424
Assumption of operating payables	(528)
$11,950

Certain reclassifications have been made to the financial statements of BEG to conform to OMNI’s method of presentation. The reclassifications had no effect on net income.

Total consideration for the purchase of ILT is comprised of cash and debt in exchange for all of the outstanding common stock of Industrial Lift Truck and Equipment Co., Inc. In addition, at the time of closing, ILT was required to have on hand working capital in excess of $1.5 million. Working capital is defined as cash, accounts receivable and certain inventory items less accounts payable and accrued expenses. The following is a summary of the purchase price of ILT (in thousands):

Cash paid at closing to selling owners	$16,250
Notes payable to former owners	4,000

$20,250

The allocation of the purchase price is based upon an assessment of the fair value of the assets and liabilities of ILT at April 23, 2008 which is as follows (in thousands):

Current assets	$5,736
Fixed assets	16,538
Other assets, including customer intangibles	5,419
Deferred income tax liability	(3,732)
Current liabilities	(2,886)
Assumption of debt	(825)
$20,250

Management is in the process of completing an independent valuation study by a reputable third party valuation firm. Upon finalization of the allocation of the purchase price to the assets and liabilities acquired, goodwill may be adjusted.

Certain reclassifications have been made to the financial statements of ILT to conform to OMNI’s method of presentation. The reclassifications had no effect on net income.

The following are footnotes to the Unaudited Pro Forma Condensed Combined Statement of Operations for the year ended December 31, 2007 (in thousands):

CHI

Due to the fact that CHI was purchased effective March 2, 2007, the following pro forma adjustments are for the period January 1, 2007 through March 1, 2007.

Interest expense

Net increase in interest expense based upon a total borrowing of $23,000 to fund the acquisition of CHI at interest rates ranging from 5% to 7.32%	$255

Income Taxes
Adjustment of income taxes to estimated amount (38.5% of income before income taxes) at December 31, 2007	$55

Cypress Energy

Due to the fact that Cypress Energy was purchased effective February 16, 2007, the following pro forma adjustments are for the period January 1, 2007 through February 15, 2007.

Operating revenues
A reclassification between direct costs and revenues is required (as follows):
Net increase in operating revenues to reclassify amounts charged against direct costs		$141

Net increase in direct costs to offset revenues improperly charged against direct costs		$(141)

Depreciation and amortization
Net increase in depreciation expense related to the acquisition of equipment with an estimated fair market value of $4,326 depreciated over various useful lives	$79
Net increase in amortization expense related to the acquisition of amortizable intangible assets with an estimated fair market value of $5,724 amortized over various useful lives	51	$130

Reclassification
A reclassification between amortization and interest expense is required to properly reflect comparisons between periods:
Decrease in amortization expense		$(8)

Increase in interest expense		$8

General and administrative expense
A reclassification between direct costs and general and administrative expenses following the acquisition (as follows):

Increase in direct costs		$13

Reduction in general and administrative costs		$(13)

Interest expense
Net increase in interest expense based upon a total borrowing of $10,050 to fund the acquisition of Cypress Energy at interest rates ranging from 5% to 7.32%		$1

Income taxes
Adjustment of income taxes to estimated amount (38.5% of income before income taxes) at December 31, 2007		$116

BEG

Due to the fact that certain assets of BEG were purchased January 18, 2008, the following pro forma adjustments are for the entire year ended December 31, 2007.

Depreciation and amortization
Net increase in depreciation expense related to the acquisition of equipment with an estimated fair market value of $4,540 depreciated over various useful lives	$178
Net increase in amortization expense related to the acquisition of amortizable intangible assets an estimated fair market value of $5,424 amortized over various useful lives	800	$978

Interest expense
Net increase in interest expense based upon a total borrowing of $11,750 to fund the acquisition of BEG at interest rates ranging from 5% to 7.32%		$712

Income taxes
Adjustment of income taxes to estimated amount (38.5% of income before income taxes) at December 31, 2007		$548

ILT

Due to the fact that the common stock of ILT was purchased effective April 23, 2008, the following pro forma adjustments are for the entire year ended December 31, 2007.

Direct costs
Decrease in rent expense as a result of a new lease on the company’s facility		$(50)

Depreciation and amortization
Net decrease in depreciation expense related to the acquisition of equipment with an estimated fair market value of $17,028 depreciated over various useful lives	$(1,433)
Net increase in amortization expense related to the acquisition of amortizable intangible assets with an estimated fair market value of $1,060 amortized over various useful lives	310	$(1,123)

General and administrative expense
Reduction in general and administrative expenses following the acquisition (as follows):
Reduction in salaries of employees adjusted by employment agreement after the acquisition		$(243)

Interest expense
Net increase in interest expense based upon a total borrowing of $19,750 to fund the acquisition of ILT at interest rates ranging from 5% to 6.50%		$1,231

Income taxes
Adjustment of income taxes to estimated amount (38.5% of income before income taxes) at December 31, 2007		$75

The following are footnotes to the Unaudited Pro Forma Condensed Combined Statement of Operations for the three months ended September 30, 2008 (in thousands):

BEG

Due to the fact that certain assets of BEG were purchased effective January 18, 2008, the following pro forma adjustments are for the period from January 1, 2007 through January 17, 2008.

Depreciation and amortization
Net increase in depreciation expense related to the acquisition of equipment with an estimated fair market value of $4,540 depreciated over various useful lives	$8
Net increase in amortization expense related to the acquisition of amortizable intangible assets with an estimated fair market value of $5,424 amortized over various useful lives	33	$41

Interest expense
Net increase in interest expense based upon a total borrowing of $11,750 to fund the acquisition of CHI at interest rates ranging from 5% to 7.32%		$30

Income taxes
Adjustment of income taxes to estimated amount (38.5% of income before income taxes) at March 31, 2008		$7

ILT

Due to the fact that the common stock of ILT was purchased effective April 23, 2008, the following pro forma adjustments are for the period from January 1, 2008 through April 23, 2008.

Direct costs
A reclassification between direct costs and revenues is required (as follows):
Reduction due to non-recurring bonus paid during the period		$(310)

Depreciation and amortization
Net increase in depreciation expense related to the acquisition of equipment with an estimated fair market value of $17,028 depreciated over various useful lives	$597
Net decrease in amortization expense related to the acquisition of amortizable intangible assets an estimated fair market value of $1,060 amortized over various useful lives	36	$633

General and administrative expense
Reduction in general and administrative expenses following the acquisition (as follows):
Reduction in salaries of employees adjusted by employment agreement after the acquisition		$(107)

Interest expense
Net increase in interest expense based upon a total borrowing of $19,750 to fund the acquisition of ILT at interest rates ranging from 5% to 6.50%		$411

Income taxes
Adjustment of income taxes to estimated amount (38.5% of income before income taxes) at March 31, 2008		$579